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                                                                     EXHIBIT 4.1

NO. C00000                                                                SHARES


                              SALIX Holdings, Ltd.


           INCORPORATED UNDER THE LAWS OF THE BRITISH VIRGIN ISLANDS

                                                               _________________
                                                               CUSIP 794906 30 5
                                                               _________________
THIS CERTIFIES THAT


is the registered holder of                                           fully paid
and non-assessable Shares of Common Stock without par value in the Capital of

                              SALIX HOLDINGS, LTD.

transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed.

        This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation.

        IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by its duly authorized officers.

        DATED                           Countersigned and Registered
                                        MONTREAL TRUST COMPANY OF CANADA Toronto
                                        Transfer Agent and registrar   Vancouver



President /s/Randy W. Hamilton

Secretary /s/Jay A. Lefton              By _____________________________________
                                                              Authorized Officer

  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERABLE AT THE PRINCIPAL
      OFFICE OF MONTREAL TRUST COMPANY OF CANADA IN TORONTO AND VANCOUVER
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For Value Received, __________________ hereby sells, assigns, and transfers unto

                             ___________________________________________________

                             ___________________________________________________
                             PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE


________________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF TRANSFEREE

________________________________________________________________________________

________________________________________________________________________________

_____________ Shares of the Capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________ Attorney, to transfer the said stock on the Books of the within named Corporation, with full power of substitution in the premises.


Dated _________________, 19__
                                                _______________________________
In presence of
_____________________________


Dated _________________, 19__
                                                _______________________________
In presence of
_____________________________